THE GABELLI MATHERS FUND

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001

                                        [PHOTO OMITTED OF HENRY VAN DER EB, CFA]

                                                           HENRY VAN DER EB, CFA


TO OUR SHAREHOLDERS,

     The U.S. Federal Reserve's aggressive monetary policy efforts to reflate stock prices and revive the economy by lowering interest rates and injecting liquidity into the financial system have, up to this point, been held in check by several historically atypical financial market responses and economic circumstances. The U.S. stock market's failure to sustain a rally after six
Federal funds interest rate cuts from January 3rd through June 27th, as shown below, is unprecedented, except for the pre-Depression November 1929 to June 1930 period. This analogue may be signaling more difficult times ahead for global stocks and economies than most investors are currently expecting.

        STOCK MARKET INDICES SINCE FIRST FED RATE CUT ON 1-03-01
--------------------------------------------------------------------------------
                                          1-03-01     7-24-01    Percent
                                           Close       Close     Change*
                                          -------     -------    -------
Standard & Poor's 500                       1,348       1,172    (13.1)%
Dow Jones Industrial Average               10,996      10,241     (6.9)

Nasdaq 100                                  2,528       1,604    (36.6)
Nasdaq Composite                            2,617       1,959    (25.1)

Russell 2000                                  484         474     (2.1)
Wilshire 5000                              12,380      11,042    (10.8)

                                                             *Dividends Excluded
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE AND PORTFOLIO HIGHLIGHTS

     The Gabelli Mathers Fund total return for the six-month and one-year periods ended June 30, 2001 was 2.82% and 5.94%, versus (6.70)% and (14.83)% for the Standard & Poor's 500 Index, (12.55)% and (45.53)% for the Nasdaq Composite, (1.82)% and 2.04% for the Dow Jones Industrial Average, respectively. The Nasdaq Composite performance numbers exclude dividends.

     The Fund's portfolio was conservatively invested during the first half in deference to the high-risk stock market backdrop created by accelerating earnings declines, historical overvaluation, and deteriorating post-stock-bubble economic conditions. During this period, a majority of the portfolio equity securities were long positions in publicly announced take-over target companies subject to friendly all-cash tender or merger offers from financially strong, strategic buyers.

PROFITS FREE-FALL

     A continuing wave of below-consensus forecast corporate profit reports has forced expectations for an economic and earnings turnaround further into the future. S&P 500 operating earnings for the second quarter ended June 30th, versus the same quarter a year ago, are now projected to decline about 20%, while estimates for 2001 and 2002, shown below, continue to trend relentlessly lower.

                 S&P 500 OPERATING EARNINGS CONSENSUS FORECAST
[EDGAR RESPRESENTATION OF PLOT POINTS]
                                  2001        2002
     01/07/00                    66.81
     01/14/00                    66.96
     01/21/00                    67.12
     01/28/00                    67.55
     02/04/00                    67.57
     02/11/00     Q1             67.97
     02/18/00                    67.87
     02/25/00                    67.65
     03/03/00                    67.51
     03/10/00                    67.51
     03/17/00                    67.49
     03/24/00                    67.27
     03/31/00                    67.13
     04/07/00                    66.83
     04/14/00                    66.69
     04/21/00                    66.84
     04/28/00                    66.92
     05/05/00                    66.61
     05/12/00     Q2             65.95
     05/19/00                    66.03
     05/26/00                    65.99
     06/02/00                    65.82
     06/09/00                    66.09
     06/16/00                    66.58
     06/23/00                    66.81
     06/30/00                    66.18
     07/07/00                    65.55
     07/14/00                    64.99
     07/21/00                    65.29
     07/28/00                    64.57
     08/04/00                    64.26
     08/11/00     Q3             63.68
     08/18/00                    63.88
     08/25/00                    63.67
     09/01/00                    63.57
     09/08/00                    63.70
     09/15/00                    63.80
     09/22/00                    63.74
     09/29/00                    63.54
     10/06/00                    63.57
     10/13/00                    63.64
     10/20/00                    63.24
     10/27/00                    62.94
     11/03/00                    62.77
     11/10/00                    62.33
     11/17/00     Q4             62.14
     11/24/00                    61.78
     12/01/00                    61.68
     12/08/00                    60.94
     12/15/00                    60.72
     12/22/00                    60.00
     12/29/00                    59.06

                               CONSENSUS
                             FORECAST FOR
                                  2001
     01/05/01                    59.05       68.99
     01/12/01                    58.88       68.96
     01/19/01                    58.43       68.46
     01/26/01                    58.34        68.3
     02/02/01                    57.89       68.27
     02/09/01                    57.86       68.28
     02/16/01     Q1             57.86       68.19
     02/23/01                    57.53       67.67
     03/02/01                    56.94       67.11
     03/09/01                    56.65       67.11
     03/16/01                    56.21       66.38
     03/23/01                    55.53        65.9
     03/30/01                    54.96       65.26
     04/06/01                    54.67        64.9
     04/13/01                    54.42        64.6
     04/20/01     Q2             53.90       64.07
     04/27/01                    53.46       63.57
     05/04/01                    53.23       63.25
     05/11/01                    53.17       63.23
     05/18/01                    53.07       63.17
     05/25/01                    52.87       62.91
     06/01/01                    52.54       62.73
     06/08/01                    52.41       62.63
     06/15/01                    52.11       62.52
     06/22/01                    51.76       61.73
     06/29/01                    51.68       61.63
     07/06/01                    51.39       61.38
     07/13/01                    50.90       60.83
     07/20/01     Q3             50.59       60.64
     07/27/01                    49.97       60.21
Data: Thomson Financial


     From 1995 to 2000, the price of the S&P 500 Index increased several times faster than its component companies' earnings growth rates. This unprecedented ballooning of price-to-earnings ratios, particularly in the information technology sectors, set the stage for disappointments and selling when earnings growth inevitably failed to meet unrealistic expectations. Current five-year forward consensus projected earnings growth rates for the S&P 500 and the S&P 500 Technology sector are 15% and 20% respectively, both surprisingly high given recent market action. As these long-term growth projections collide with future reality, price-to-earnings ratios will likely continue to decline toward historic averages, creating headwinds for stocks, even when earnings are recovering.

PUSHING ON A STRING

     When the Fed eases, monetary stimulus is delivered to the economy via several mechanisms. In a typical easing cycle, as short-term interest rates fall, the following generally occur: stocks rise, wealth is created and spending increases - the U.S. dollar declines and exports rise - long-term interest rates fall, boosting capital spending and demand for housing and durables.

     Since January 3rd, the opposite has occurred: stocks are down and the dollar and long-term interest rates are up. The combined impact of the following factors appears responsible for this rare response: corporate profits are falling faster than 10-year U.S. Treasury yields - stocks remain very overvalued by historical standards (see table below) - booming money supply growth has been neutralized by declining credit creation, as bank loans and commercial paper issuance contract - high consumer and corporate debt levels deter new borrowing and spending - excess capacity discourages business investment - productivity is dropping as labor costs rise - revenues, units sold and product pricing are soft
- and the current account deficit time bomb continues to tick as foreigners buy dollars with seeming disregard for deteriorating U.S. economic fundamentals.

     In short, despite the ending of the current inventory correction, cyclical and structural excesses cumulated over many years have not yet unwound sufficiently to facilitate a sustainable recovery.

                          CLASSIC VALUATION BENCHMARKS
--------------------------------------------------------------------------------
  S&P 500                                PRICE     DIVIDEND     P/E
1928 - 2001                              BOOK       YIELD %    RATIO
-----------                              -----     --------    -----

5 Major Bottoms                           0.9        7.14       7.8
Long-term Average                         1.9        3.82      14.7
6 Major Tops                              2.4        2.94      20.2

-----------

Sep. '29 Top                              3.6        2.86      21.1
Aug. '87 Top                              2.5        2.58      22.9
Jul. '99 *                                7.5        1.18      37.0
Mar. '00 Top                              7.3        1.10      31.7
Jun. '01                                  6.1        1.28      27.0
--------------------------------------------------------------------------------
                                                           *Record Overvaluation

GLOBAL ECONOMIC RECESSION

     The abrupt U.S. economic decline and Japan's recessionary economy have spread to Asia, Europe and Latin America, causing the world's U.S.-dependent economic growth rate to slide. The European Central Bank's misplaced inflation fears and reluctance to reduce interest rates have U.S. policy makers concerned. Global recession risks have increased significantly and Washington wants other G7 countries to act quickly with pro-growth fiscal and monetary policies to match those recently implemented by the U.S. The recent interest rate and currency market turmoil in Argentina and Turkey has added a new element of uncertainty to global markets at a time when confidence in the International Monetary Fund, the U.S. Federal Reserve and other G7 Central Banks' ability to stabilize the deteriorating world economy has eroded to the point of international concern.

                                                               [GRAPHIC OMITTED]

EDGAR REPRESENTATION OF STOCK BUBBLES AND DISCOUNT RATES LINE GRAPH

      This chart was prepared for the Gabelli Mathers Fund by Topline Investment Graphics, Boulder, CO. A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863. The chart is divided into three section. The first of the three charts shows the Dow Jones Industrial Average from its 1920 level of approximately 115 to its 1929 high of 381 to its 1931 low of 41. Below the Dow Jones Industrial Average, for the same time period, is the Federal Discount Rate percentage ranging from a high of 7% in 1929 to a low of 1.5% in 1931. Note that stock prices fell while interest rates declined.

      The second of the three charts shows the Tokyo Nikkei from its 1983 level of approximately 11,000 to a 1989 high of 38,916 to a decline to 14,309 in 1991 followed by an increase to approximately 22,500 and a decline to 11,820 in 2001. Below the Tokyo Nikkei, for the same time period, is the Japanese Discount Rate percentage ranging from a high of 6% in 1991 to a low of 0.25% in 2001. Note that stock prices fell while interest rates declined.

      The third of the three charts shows the Nasdaq Composite from its 1990 level of approximately 500 to a 1999 high of 5,049 followed by a decline to 1,639 noted with a question mark. Below the Nasdaq Composite, for the same time period, is the Federal Discount Rate percentage ranging from a high of 7% in 1990 to a low of 3% in 1992 rates peaked again in 2000 at 6% and declined to 3.25% through June 2001. The March 2001 Federal Discount Rate is 4%. The chart poses the following question: will a decline in the discount rate will prevent stock prices from falling further.

     U.S.  consumer  spending,  especially  for  houses  and  cars,  has held up remarkably well, making it the last line of defense against economic contraction. Pro-growth tax rebates and lower energy prices are now competing against rising unemployment, high debt levels and a low savings cushion to keep consumer spending and confidence high. However, with profits falling and labor representing about 70% of total business expenses, it appears likely that consumer's confidence and spending will soon decline as corporate America continues to cut costs by laying off its customers.

CONCLUSION

     There will be many investment opportunities in the weeks ahead, as the global economy reaches the high-risk inflection point of the economic cycle. We will endeavor to position the Fund's portfolio to take advantage of these situations, while keeping the overall level of risk within reasonable limits.



                                         Sincerely,

                                         /S/ SIGNATURE OF HENRY VAN DER EB, CFA

                                         HENRY VAN DER EB, CFA
                                         President and Portfolio Manager

July 24, 2001

TAX LOSS CAPITAL GAIN OFFSET

     The Fund's tax loss carryforward from prior years is expected to offset any net realized portfolio capital gains in 2001, as was the case in 2000. Capital gains realized on investments in 2002 and future years are also expected to be offset until the carryforward is either used up or expires. Consequently, there will be no capital gains distribution until such time.

WWW.GABELLI.COM

     Please visit us on the Internet. The Gabelli home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can e-mail us at info@gabelli.com.

MINIMUM INITIAL INVESTMENT

     The Fund's minimum initial investment is $1000 for regular and $250 for all retirement accounts, with no subsequent minimums. No initial minimum is required for accounts starting an Automatic Investment Plan. The Gabelli Mathers Fund and other Gabelli Mutual Funds are available through no-transaction fee programs at many major discount brokerage firms.

                                              GRAPHIC OMITTED DESCRIPTION NEEDED

              GROWTH OF $10,000 INVESTMENT IN GABELLI MATHERS FUND
                               LOGARITHMIC SCALE

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS.

          '65         10,000        10,000
                      13,055        10,473
                      16,966        10,964
                      20,761        11,319
                      31,845        13,135
          '70         29,085        11,991
                      34,789        13,920
                      41,111        15,340
                      34,470        16,415
                      26,544        14,316
          '75         24,801        13,319
                      34,413        17,089
                      40,462        17,040
                      47,848        16,232
                      59,529        19,483
          '80         72,145        20,673
                     117,937        28,914
                      88,039        25,175
                     123,180        36,256
                     125,863        39,448
          '85        141,248        46,842
                     190,164        64,498
                     233,831        81,427
                     256,019        74,639
                     290,411        88,145
          '90        310,050       105,108
                     348,299       120,254
                     359,823       133,483
                     377,050       153,772
                     377,670       156,027
          '95        374,252       180,282
                     385,305       238,107
                     389,815       285,297
                     399,048       422,236
                     385,409       500,741
          '00        409,375       590,594
                     433,720       462,548



PERCENT AVERAGE ANNUAL RETURNS *

                                          1 YR         2 YRS        3 YRS        5 YRS         10 YRS            36 YRS **
                                          ----         -----        -----        ------        ------            ---------
    GABELLI MATHERS FUND                   5.94         5.99         3.57          2.80          2.13              11.09
    Standard & Poor's 500                (14.83)       (4.43)        3.89         14.48         15.10              11.45

      * All periods ended 6-30-01. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. ** From commencement of investment operations on August 19, 1965.

NOTES: The views expressed in this report reflect those of the portfolio manager only through the end of the period covered in this report. The manager's views are subject to change at any time based on market and other conditions. The Standard & Poor's 500, the Dow Jones Industrial Average, the Nasdaq Composite, the Nasdaq 100, the Russell 2000 and the Wilshire 5000 are unmanaged indicators of stock market performance.

THE GABELLI MATHERS FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       MARKET
    SHARES                                                COST         VALUE
    ------                                                ----        -------

              COMMON STOCKS -- 19.6%
              BUILDING AND CONSTRUCTION -- 4.7%
     75,000   Newport News Shipbuilding
               Inc. .........................        $ 4,852,671    $ 4,593,750
                                                     -----------    -----------
              COMPUTER SOFTWARE AND SERVICES -- 0.2%
      5,000   Computer Associates
               International Inc. ...........            160,250        180,000
      1,000   Microtest Inc.+ ...............              8,020          8,020
                                                     -----------    -----------
                                                         168,270        188,020
                                                     -----------    -----------
              CONSUMER PRODUCTS -- 4.9%
    160,000   Ralston Purina Group ..........          4,883,817      4,803,200
                                                     -----------    -----------
              ENERGY AND UTILITIES -- 1.5%
      1,000   Gulf Canada Resources
               Ltd., New York+ ..............              8,120          8,100
     10,000   Mitchell Energy &
               Development Corp., Cl. A .....            535,248        462,500
     97,000   Petroleum Geo-Services ASA+                970,621        980,670
                                                     -----------    -----------
                                                       1,513,989      1,451,270
                                                     -----------    -----------
              EQUIPMENT AND SUPPLIES -- 0.7%
     25,000   DONCASTERS plc, ADR+ ..........            679,500        686,000
                                                     -----------    -----------
              FINANCIAL SERVICES -- 0.0%
        500   H.D. Vest Inc.+ ...............             10,239         10,455
                                                     -----------    -----------
              FOOD AND BEVERAGE -- 0.9%
     40,700   Hain Celestial Group Inc.+ ....            929,389        895,400
                                                     -----------    -----------
              HEALTH CARE -- 0.0%
      1,000   Sunquest Information
               Systems Inc.+ ................             23,750         23,790
                                                     -----------    -----------
              PUBLISHING -- 3.3%
     55,000   Harcourt General Inc. .........          3,029,010      3,200,450
        500   Houghton Mifflin Co. ..........             29,965         29,965
                                                     -----------    -----------
                                                       3,058,975      3,230,415
                                                     -----------    -----------
              RETAIL -- 3.1%
    840,000   OfficeMax Inc.+ ...............          5,040,194      3,099,600
                                                     -----------    -----------
              TELECOMMUNICATIONS -- 0.2%
      5,000   WorldCom Inc. - MCI Group .....             80,306         80,500
      5,000   WorldCom Inc. -
               WorldCom Group+ ..............             71,150         71,000
                                                     -----------    -----------
                                                         151,456        151,500
                                                     -----------    -----------
              WIRELESS COMMUNICATIONS-- 0.1%
      3,000   Rural Cellular Corp., Cl. A+ ..             99,120        135,900
                                                     -----------    -----------
              TOTAL COMMON STOCKS ...........         21,411,370     19,269,300
                                                     -----------    -----------
 PRINCIPAL
  AMOUNT
 --------
              U.S. GOVERNMENT OBLIGATIONS -- 59.7%
$59,000,000   U.S. Treasury Bills,
               3.47% to 3.83%++,
               due 07/26/01to 08/23/01 ......         58,767,260     58,767,260
                                                     -----------    -----------

 PRINCIPAL                                                             MARKET
  AMOUNT                                                COST           VALUE
 --------                                               ----          -------

REPURCHASE AGREEMENTS -- 19.9%
 $5,000,000   Agreement with ABN AMRO,
               3.90%, dated 06/29/01,
               due 07/02/01, proceeds at
               maturity $5,001,625 (a) ......        $ 5,000,000    $ 5,000,000
  5,000,000   Agreement with Barclays
               Capital, 3.90%, dated 06/29/01,
               due 07/02/01, proceeds at
               maturity $5,001,625 (b) ......          5,000,000      5,000,000
  4,578,578   Agreement with State Street
               Bank & Trust Co., 3.96%,
               dated 06/29/01, due 07/02/01,
               proceeds at maturity
               $4,580,089 (c) ...............          4,578,578      4,578,578
  5,000,000   Agreement with Warburg
               Dillion Reed, 3.96%,
               dated 06/29/01, due 07/02/01,
               proceeds at maturity
               $5,001,650 (d) ...............          5,000,000      5,000,000
                                                     -----------    -----------
              TOTAL REPURCHASE
               AGREEMENTS ...................         19,578,578     19,578,578
                                                     -----------    -----------
              TOTAL
               INVESTMENTS -- 99.1% .........        $99,757,208     97,615,138
                                                     -----------    -----------
              OTHER ASSETS AND
               LIABILITIES (NET) -- 0.9% ....                           852,220
                                                                    -----------
              NET ASSETS -- 100.0% ..........                       $98,467,358
                                                                    ===========
    ------------------------
                                                                       MARKET
                                           SHARES      PROCEEDS        VALUE
                                           ------      --------       --------
    COMMON STOCK
    SECURITIES SOLD SHORT
    Paychex ..........................     10,000     $(409,586)     $(400,000)
                                                      =========      =========
    ------------------------
              For Federal tax purposes:
              Aggregate cost ..................................     $99,757,208
                                                                    ===========
              Gross unrealized appreciation ...................       $ 244,970
              Gross unrealized depreciation ...................     (2,387,040)
                                                                    -----------
              Net unrealized depreciation .....................    $(2,142,070)
                                                                   ============
------------------------
(a) Collateralized by U.S. Treasury Note, 6.625%, due 04/30/02, market value $5,105,144.
(b) Collateralized by U.S. Treasury Bond, 6.75%, due 08/15/26, market value $5,100,000.
(c) Collateralized by U.S. Treasury Bond, 6.00%, due 08/15/09, market value $4,673,907.
(d )Collateralized by U.S. Treasury Note, 5.625%, due 11/30/02, market value $5,100,323.
+   Non-income producing security.
++  Represents  annualized yield at date of purchase.

                See accompanying notes to financial statements.

                            THE GABELLI MATHERS FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $99,757,208) ...................      $97,615,138
  Cash .......................................................        1,082,005
  Dividends and interest receivable ..........................            8,341
  Receivable for investments sold ............................          409,586
  Other assets ...............................................            4,234
                                                                    -----------
  TOTAL ASSETS ...............................................       99,119,304
                                                                    -----------
LIABILITIES:
  Securities sold short (Proceeds $409,586) ..................          400,000
  Payable for investments purchased ..........................           69,855
  Payable for Fund shares redeemed ...........................               15
  Payable for investment advisory fees .......................           61,042
  Payable for distribution fees ..............................           20,347
  Dividends payable on securities sold short .................           16,127
  Other accrued expenses and liabilities .....................           84,560
                                                                    -----------
  TOTAL LIABILITIES ..........................................          651,946
                                                                    -----------
  NET ASSETS applicable to 7,949,853
    shares outstanding .......................................      $98,467,358
                                                                    ===========
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value ................        7,949,853
  Additional paid-in capital .................................      125,663,768
  Accumulated net investment income ..........................        1,884,746
  Accumulated net realized loss on investments
    and futures contracts ....................................      (34,898,526)
  Net unrealized depreciation on investments .................       (2,132,483)
                                                                    -----------
  TOTAL NET ASSETS ...........................................      $98,467,358
                                                                    ===========
  NET ASSET VALUE, offering and redemption
    price per share ($98,467,358 / 7,949,853
    shares outstanding; 100,000,000 shares
    authorized of $1.00 par value) ...........................           $12.39
                                                                         ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends ..................................................      $    14,380
  Interest ...................................................        2,470,151
                                                                    -----------
  TOTAL INVESTMENT INCOME ....................................        2,484,531
                                                                    -----------
EXPENSES:
  Investment advisory fees ...................................          369,952
  Distribution fees ..........................................          123,206
  Trustees' fees .............................................           37,652
  Shareholder services fees ..................................           31,295
  Custodian fees .............................................           24,669
  Legal and audit fees .......................................           22,269
  Shareholder communications expenses ........................           18,254
  Registration fees ..........................................           13,163
  Dividends on securities sold short .........................              666
  Miscellaneous expenses .....................................            5,573
                                                                    -----------
  TOTAL EXPENSES .............................................          646,699
                                                                    -----------
  NET INVESTMENT INCOME ......................................        1,837,832
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, SECURITIES SOLD SHORT
   AND FUTURES CONTRACTS:
  Net realized gain on investments and
    futures contracts ........................................         (175,966)
  Net realized gain on securities sold short .................          707,341
  Net change in unrealized appreciation/
    depreciation on investments and securities
    sold short ...............................................          399,167
                                                                    -----------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS, SECURITIES SOLD SHORT
    AND FUTURES CONTRACTS ....................................          930,542
                                                                    -----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................................       $2,768,374
                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   SIX MONTHS ENDED
                                                                                     JUNE 30, 2001             YEAR ENDED
                                                                                      (UNAUDITED)          DECEMBER 31, 2000
                                                                                   ----------------        -----------------
  Net investment income .........................................................     $ 1,837,832            $  3,858,715
  Net realized gain on investments and futures contracts ........................        (175,966)              5,588,670
  Net realized loss on securities sold short ....................................         707,341              (1,794,795)
  Net change in unrealized depreciation on investments and securities sold short          399,167              (2,703,331)
                                                                                      -----------            ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................       2,768,374               4,949,259
                                                                                      -----------            ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .........................................................              --               3,827,040)
                                                                                      -----------            ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........................................              --              (3,827,040)
                                                                                      -----------            ------------
CAPITAL SHARE TRANSACTIONS:
  Net decrease in net assets from shares of beneficial interest transactions ....      (4,156,410)             (5,960,198)
                                                                                      -----------            ------------
  NET DECREASE IN NET ASSETS ....................................................      (1,388,036)             (4,837,979)
NET ASSETS:
  Beginning of period ...........................................................      99,855,394             104,693,373
                                                                                      -----------            ------------
  End of period .................................................................     $98,467,358            $ 99,855,394
                                                                                      ===========            ============

                See accompanying notes to financial statements.

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


1. ORGANIZATION. The Gabelli Mathers Fund (the "Fund") was organized on June 17, 1999 as a Delaware business trust. The Fund commenced investment operations on October 1, 1999 as the successor to the Mathers Fund, Inc. (the "Mathers Fund") which was organized on March 31, 1965 as a Maryland corporation. The Mathers Fund commenced investment operations on August 19, 1965. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Trustees, or a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 2001, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2000 of $35,378,908. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $5,282,054 of the loss carryforward is available through 2003; $22,226,886 is available through 2004; and $7,869,968 is available through 2006.

--------------------------------------------------------------------------------

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------


3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average net assets. The Adviser has agreed to waive a portion of its advisory fee so that the fee is 0.75% of the first $100,000,000 of the Fund's average daily net assets until October 1, 2001. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. On October 1, 1999, the Fund's Board of Trustees adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $123,206, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the six months ended June 30, 2001, other than short-term securities, aggregated $62,442,846 and $48,176,263, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2001, the Fund paid brokerage commissions of $205,476 to Gabelli & Company, Inc.

7. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                                         SIX MONTHS ENDED                    YEAR ENDED
                                                                          JUNE 30, 2001                   DECEMBER 31, 2000
                                                                  ----------------------------        ----------------------------
                                                                     SHARES          AMOUNT           SHARES          AMOUNT
                                                                  ----------      ------------        ----------------------------
Shares sold ..................................................      165,707       $ 2,033,617            569,590      $  6,882,053
Shares issued upon reinvestment of dividends .................           --                --            280,230         3,379,606
Shares redeemed ..............................................       503,338       (6,190,027)        (1,331,209)      (16,221,857)
                                                                  ----------      -----------         ----------      ------------
    Net decrease .............................................      (337,631)     $(4,156,410)          (481,389)     $ (5,960,198)
                                                                  ==========      ===========         ==========      ============

--------------------------------------------------------------

THE GABELLI MATHERS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                         SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2001        -----------------------------------------------------------
                                            (UNAUDITED)         2000        1999(A)        1998        1997        1996
                                         ----------------       ----        -------        ----        ----        -----
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..  $ 12.05            $ 11.94      $  11.73    $  13.06      $  13.27   $   13.75
                                            -------            -------      --------    --------      --------   ---------
   Net investment income .................     0.23               0.49          0.46        0.58          0.53        0.40
   Net realized and unrealized
     gain (loss) on investments
     and securities sold short ...........     0.11               0.11          0.21       (1.26)       (0.13)       (0.41)
                                            -------            -------      --------    --------      --------   ---------
   Total from investment operations ......     0.34               0.60          0.67       (0.68)         0.40       (0.01)
                                            -------            -------      --------    --------      --------   ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .................      --               (0.49)        (0.46)      (0.65)        (0.61)      (0.47)
                                            -------            -------      --------    --------      --------   ---------
   Total distributions ...................      --               (0.49)        (0.46)      (0.65)        (0.61)      (0.47)
                                            -------            -------      --------    --------      --------   ---------
   NET ASSET VALUE, END OF PERIOD ........  $ 12.39            $ 12.05       $ 11.94    $  11.73      $  13.06   $   13.27
                                            =======            -------      --------    --------      --------   ---------
   Total return+ .........................    2.82%              5.02%         5.73%     (5.21)%         3.01%     (0.07)%
                                            =======            =======      ========   =========      ========   =========
RATIOS TO AVERAGE NET ASSETS
   AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..  $98,467            $99,855      $104,693    $108,548      $138,404    $171,596
   Ratio of net investment income
     to average net assets ...............    3.76%(c)           3.79%         3.50%       4.56%         3.96%       2.96%
   Ratio of operating expenses
     to average net assets (b) ...........    1.32%(c)           1.34%         1.24%       1.16%         1.07%       1.03%
   Portfolio turnover rate ...............     449%               977%          922%         67%           50%         38%

--------------------------------
 + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Gabelli Funds, LLC became the sole investment adviser of the Fund on October 1, 1999.
(b) The Fund incurred dividend expense on securities sold short for the six months ended June 30, 2001 and the years ended December 31, 2000, 1999 and 1998. If the dividend expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.32%, 1.31%, 1.24% and 1.12%, respectively.
(c) Annualized.

                See accompanying notes to financial statements.

                            THE GABELLI MATHERS FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI AFTER 6:00 P.M.)
                               BOARD OF TRUSTEES
   Mario J. Gabelli, CFA                            Karl Otto Pohl
   CHAIRMAN AND CHIEF                               FORMER PRESIDENT
   INVESTMENT OFFICER                               DEUTSCHE BUNDESBANK
   GABELLI ASSET MANAGEMENT INC.

   Anthony J. Colavita                              Anthony R. Pustorino
   ATTORNEY-AT-LAW                                  CERTIFIED PUBLIC ACCOUNTANT
   ANTHONY J. COLAVITA, P.C.                        PROFESSOR, PACE UNIVERSITY

   Vincent D. Enright                               Werner J. Roeder, MD
   FORMER SENIOR VICE PRESIDENT                     MEDICAL DIRECTOR
   AND CHIEF FINANCIAL OFFICER                      LAWRENCE HOSPITAL
   KEYSPAN ENERGY CORP.

   Jon P. Hedrich                                   Jack O. Vance
   FORMER PRESIDENT AND PARTNER                     MANAGING DIRECTOR
   STEINER DIAMOND INSTITUTIONAL                    MANAGEMENT RESEARCH INC.
   SERVICES

   Robert E. Kohnen                                 Henry G. Van der Eb, CFA
   FORMER VICE PRESIDENT AND                        PRESIDENT AND CHIEF
   INVESTMENT MANAGER                               EXECUTIVE OFFICER
   PROTECTION MUTUAL INSURANCE                      THE GABELLI MATHERS FUND

                                                    Anthonie C. van Ekris
                                                    MANAGING DIRECTOR
                                                    BALMAC INTERNATIONAL, INC.

                         OFFICERS AND PORTFOLIO MANAGER
   Henry G. Van der Eb, CFA                         Anne E. Morrissy, CFA
   PRESIDENT AND                                    EXECUTIVE VICE PRESIDENT
   PORTFOLIO MANAGER

   Bruce N. Alpert                                  James E. McKee
   EXECUTIVE VICE PRESIDENT                         SECRETARY
   AND TREASURER

   Heidi M. Stubner                                 EdithL. Cook
   VICE PRESIDENT                                   VICE PRESIDENT

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

                                             [PHOTO OMITTED OF MARIO J. GABELLI]

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Mathers Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB1726Q201SR

THE
GABELLI
MATHERS
FUND


                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2001